UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021 (February 16, 2021)

Steele Creek Capital Corporation

(Exact name of registrant as specified in charter)

Maryland	85-1327288
(State or other jurisdiction of incorporation or registration)	(I.R.S. Employer Identification No.)

201 S. College Street, Suite 1690, Charlotte, NC	28244
(Address of principal executive offices)	(Zip Code)

(704) 343-6011
(Registrant’s telephone number, including area code)

with copies to:

Harry S. Pangas, Esq.

Dechert LLP

1900 K Street NW

Washington, DC 20006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 3.02. Unregistered Sales of Equity Securities.

On June 18, 2021, Steele Creek Capital Corporation (the “Company”) sold 7,615.72 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for an aggregate offering price of $83,697.

The sale of Common Stock was made pursuant to subscription agreements entered into by the Company and its investors. Under the terms of the subscription agreements, investors are required to pay such amount at the time of subscription.

The issuance of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D thereunder.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 30, 2021, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was April 26, 2021. At the close of business on that date, the Company had 2,799,856 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, two proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 30, 2021. The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following Class II directors to serve for a term expiring at the 2024 Annual Meeting. The voting results are set forth below.

	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
Charles Fishkin	2,406,466.8046	N/A	N/A	N/A

Proposal 2

The Company’s stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
2,406,466.8046	N/A	N/A	N/A

Item 8.01. Other Events.

On February 16, 2021, the Company’s Board of Directors declared a dividend of $.17 per share on the issued and outstanding shares of the Company’s Common Stock (the “Dividend”). The Dividend was paid on April 13, 2021 to holders of record as of the close of business on February 18, 2021.

On May 17, 2021, the Company’s Board of Directors declared a dividend of $.17 per share on the issued and outstanding shares of the Company’s Common Stock (the “Dividend”). The Dividend is payable on July 13, 2021 to holders of record as of the close of business on May 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steele Creek Capital Corporation

By:	/s/ Douglas S. Applegate, Jr.
Name:	Douglas S. Applegate, Jr.
Title:	Chief Financial Officer

July 1, 2021

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